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                                                                     EXHIBIT 1.1


                         DOCUMENT SCIENCES CORPORATION
                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                                                                    ______, 1996

Deutsche Morgan Grenfell/C. J. Lawrence Inc.
SoundView Financial Group, Inc.
         As representatives of the several Underwriters
         named in Schedule I hereto
c/o Deutsche Morgan Grenfell
31 West 52nd Street, 25th Floor
New York, New York  10019

Ladies and Gentlemen:

     Document Sciences Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom Deutsche Morgan Grenfell/C. J. Lawrence Inc. (DMG) is acting as lead representative, an aggregate of 1,837,500 shares and, at the election of the Underwriters, up to 345,000 additional shares of Common Stock, par value $.001 ("Stock") of the Company. Certain stockholders of the Company named in
Schedule II hereto (the "Selling Stockholders"), which include Xerox Corporation ("Xerox"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 462,500 shares of Stock. The aggregate of 2,300,000 shares to be sold by the Company and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of 345,000 additional shares which may be sold by the Company is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is herein called the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is herein called the "Prospectus."

     1.       (a)     The Company and Xerox, jointly and severally, represent
and warrant to, and agree with, each of the Underwriters that:

                (i) On the date the Registration Statement became effective, or any post-effective amendment thereto shall become effective, on the date of the Prospectus or of any supplement or amendment to the Prospectus is filed with the Commission, and on each Time of Delivery (as hereinafter defined), the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) complied or will comply, in all material respects, with the applicable provisions of the Securities Act and the rules and regulations (the "Rules") of the
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     Commission thereunder.  Copies of such Registration Statement have been delivered by the Company to you as the representatives of the Underwriters. The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The representations and warranties set forth in this subsection do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished in writing to the Company expressly for use therein.

               (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased, or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Subsidiary (as hereinafter defined), taken as a whole. Document Sciences Europe (the "Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiary.

              (iii) The Company and the Subsidiary have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license their assets and properties and to conduct their businesses as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus, except to the extent that the failure to obtain such authorizations, approvals, consents, orders, licenses, certificates or permits would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and the Subsidiary, taken as a whole.

               (iv) The Company and the Subsidiary each owns or possesses adequate licenses or other rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, patents, patent applications, licenses, maskwork rights, know-how and other similar rights, technology and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of the business of Company as described in the Registration Statement and the Prospectus and without infringing the rights of others. Except as described in the Prospectus, neither the Company nor the Subsidiary has received any notice of any infringement or conflict with (and neither the Company nor the Subsidiary knows of any infringement or conflicts with) any asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or financial condition of the Company and the Subsidiary, taken as a whole. The Intangibles are free and clear of all liens and encumbrances of every nature and kind. Except in connection with transactions entered into in the ordinary course of business, neither the Company nor the Subsidiary has granted any licenses or other rights or has any obligations to grant licenses or any other rights to any Intangibles. Neither the Company nor the Subsidiary has made any material claim of violation or infringement by others of rights to,

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     or in connection with, the Intangibles, and the Company knows of no basis for making any such claim.

                (v) The Company and the Subsidiary have (a) good and valid title to each of the items of personal property and good, marketable, and insurable fee title to all real property reflected in its financial statements referred to in Section 1(xx) or referred to in the Registration Statement and the Prospectus as being owned by it and (b) valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests, defects or rights of way, except as are described in the Registration Statement and the Prospectus or except as to such exceptions as are not material and do not interfere with the use made or proposed to be made of such property by the Company or the Subsidiary, as applicable. All real property of the Company and the Subsidiary reflected in the financial statements referred in Section 1(xx) or referred to in the Registration Statement and the Prospectus as being owned thereby is in good condition and conforms in all material respects with all applicable building, zoning, land use and other laws, ordinances, codes, orders and regulations, and the use of such real property, conforms in all material respects with such laws, ordinances, codes, orders and regulations. Neither the Company nor the Subsidiary has received any notice of any violations of laws, ordinances, codes, orders or regulations issued by any governmental authority having jurisdiction over or affecting any such real or personal property.

               (vi) Except as described in the Registration Statement and the Prospectus, there is no pending or, to the knowledge of the Company, threatened, lawsuit or claim with respect to the Company or the Subsidiary which would, if adversely determined, have a material adverse effect on the assets or properties, business, results of operation, prospects or financial condition of the Company and the Subsidiary, taken as a whole or would, if adversely determined, materially and adversely affect the performance by the Company or the Subsidiary of their obligations pursuant to this Agreement or the transactions contemplated hereby.

              (vii) In the ordinary cause of its business, the Company conducts a periodic review of its business, operations and properties to identify and evaluate costs and liabilities associated with compliance with the Environmental Laws (as defined below). The Company and the Subsidiary (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or containments (collectively, "Environmental Laws"), (B) have received all permits, licenses or other approvals required of each of them under applicable Environmental Laws to conduct their businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiary, taken as a whole.

             (viii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described therein, (a) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or financial condition of the Company or the Subsidiary taken as a whole, (b) neither





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     the Company nor the Subsidiary has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a material adverse effect on the Company and the Subsidiary, taken as a whole; and (c) since the date of the latest balance sheets included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor the Subsidiary has (1) issued any securities, other than the issuance by the Company of stock options and securities issued as a result of the exercise of stock options, (2) materially changed its short-term debt or long-term debt, except for payments in the ordinary cause of business, or (3) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock, other than pursuant to existing repurchase agreements described in the Registration Statement.

               (ix) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or the Subsidiary, as applicable, in accordance with its terms, assuming the due authorization, execution, and delivery thereof by each of the other parties thereto, except for agreements that have expired by their terms or have been fully performed. Neither the Company nor, to the Company's knowledge, any other party is in default, nor is the Subsidiary as a party thereto in default, in the observance or performance of any term or obligation to be performed by it under any such agreement or other material obligation, agreement, covenant, or condition contained in any other indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in any such case in which a default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company.

                (x) Neither the Company nor the Subsidiary is in violation of any terms or provision of its charter or bylaws or of any judgment, decree, order, statute, rule or regulation where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Subsidiary, taken as a whole. There are no judgments, decrees, orders, statutes, rules or regulations required to be described in the Registration Statement or Prospectus that are not described as required.

               (xi) There is no labor strike, dispute or work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiary, and no such labor strike, dispute, work stoppage or lockout has occurred with respect to any employees of the Company or the Subsidiary during the two years prior to the date of this Agreement. None of the employees of the Company are represented by a union, to the Company's knowledge, no union organization campaign is in progress with respect to the employees of the Company or the Subsidiary and no question concerning representation exists with respect to such employees. No charges with respect to or relating to the Company or the Subsidiary are pending before the Equal Employment Opportunity Commission or any state,





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     local or foreign agency responsible for the prevention of unlawful employment practices, and no such charges have been filed against the Company or the Subsidiary.

              (xii) Each of the Company and the Subsidiary has correctly and timely filed all necessary federal, state, local and foreign income, property and franchise tax returns and paid all taxes required to be shown as due thereon and all assessments received by it to the extent that the same are material and have become due. The Company has no knowledge of any tax deficiency of the Company or the Subsidiary that would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Subsidiary, taken as a whole. There are no liens for taxes on the assets of the Company or the Subsidiary, except for taxes not yet due. Except as set forth in the Tax Sharing Agreement with Xerox, the Company is not obligated to pay any taxes with respect to its prior activities, other than taxes for the current fiscal year.

             (xiii) None of the Company, the Subsidiary or any officer or director purporting to act on behalf of the Company or the Subsidiary has during the past five years (a) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; or (b) made any payment to any foreign, federal, state or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; or (c) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or the Subsidiary as applicable, sells (or has in the past sold) or from which the Company, the Subsidiary or any officer or director purporting to act on behalf of the Company or the Subsidiary, as applicable, buys (or has in the past bought) products for the purpose of influencing such agent or person to buy products from or sell products to the Company or the Subsidiary, as applicable; or (d) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or the Subsidiary, as applicable.

              (xiv) Each of the Company and the Subsidiary is insured by insurance policies, issued by insurers of recognized financial responsibility, against such losses and risks and in such amounts as are prudent and customary for the business in which they are engaged. Neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for.

               (xv) The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is (or was) taken with respect to any differences.

              (xvi) On the date the Registration Statement became effective, or any post-effective amendment thereto shall become effective and on each Time of Delivery neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto,





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     contained or will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances in which they were made) not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances in which they were made) not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the statements contained under the caption "Underwriting" in the Prospectus. The Company acknowledges that the statements referred to in the previous sentence constitute the only information furnished in writing by DMG of behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

             (xvii) The Company has all requisite corporate power and authority to enter into, deliver, and perform this Agreement and to issue and sell the Shares. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery, and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed, and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (b) to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

            (xviii)   Neither the execution, delivery and performance of this
     Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares to be sold by the Company) will give rise to a right to terminate or accelerate the due date of any payment due under, or result in the breach of any term or provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiary pursuant to the terms of, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or the Subsidiary or violate any provision of the charter or by-laws of the Company or the Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

              (xix) No authorization, approval, consent, order, license, certificate or permit is required of or from any governmental or regulatory body under any foreign, federal, state or local law in connection with the execution, delivery, and performance of this Agreement or for the consummation of the transactions contemplated hereby, except such as have been obtained





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     or as may be required by the securities laws of the various states in connection with the offer and sale of the Shares.

               (xx) The consolidated financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, results of operations and cash flows, and stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made.

              (xxi) Ernst & Young LLP, whose reports are filed with the Commission as a part of the Registration Statement and Prospectus, are, and during the periods covered by their reports were, independent public accountants as required by the Securities Act and the Rules.

             (xxii) The Common Stock and the Shares conform in all material respect to all statements in relation thereto contained in the Registration Statement and the Prospectus. The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" and "Description of Capital Stock" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, and none of them will be issued in violation of any preemptive or other similar rights. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock.


            (xxiii)   All of the outstanding shares of capital stock of the
     Subsidiary have been duly and validly issued. All of the outstanding shares of capital stock of the Subsidiary are owned by the Company (other than directions qualifying shares), directly or indirectly, free and clear of any liens, charges or encumbrances, such shares of capital stock are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of the Subsidiary or any security convertible into, or exercisable or exchangeable for, such stock.

             (xxiv) Except as described in the Registration Statement and Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act. There is no owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement. Each stockholder, director, and executive officer of the Company has delivered to the Representatives an enforceable written agreement that such person will not, for a period of 180 days after the effective date of this offering, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or





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     indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person, without the prior written consent of DMG.

              (xxv) No transaction has occurred between or among the Company or the Subsidiary and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

             (xxvi) The Shares have been duly approved for listing on the Nasdaq National Market.

            (xxvii)   The Company is not an "investment company" or an entity
     "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

           (xxviii)   Neither the Company nor any of its directors, officers or
     controlling persons has taken or will take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the Exchange Act, or designed to cause or result under the Securities Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale or resale of the Shares.

             (xxix) Neither the Company nor the Subsidiary has incurred any liability for finder's or broker's fees or agent's commissions in connection with the execution and delivery of this Agreement, the offer and sale of the Shares or the transactions contemplated hereby.

              (xxx) The Company is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules and regulations promulgated thereunder.

             (xxxi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

              (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                (i) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder and constitutes a valid and binding obligation upon such Selling Stockholder.

               (ii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and _________, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement"), and the Power of Attorney in the form furnished to you (the "Power of Attorney") (which Power of Attorney appoints certain individuals as such Selling Stockholder's attorney-in-fact to the extent set forth therein, relating to the transactions contemplated hereby, by the Custody Agreement and by the Registration Statement), will not contravene any provision of applicable law, or Certificate





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     of Articles of Incorporation or By-laws of such Selling Stockholder (if such Selling Stockholder is a corporation), or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

              (iii) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder or the sale and delivery of the Shares to be sold by such Selling Stockholder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

               (iv) Such Selling Stockholder has, and at the First Time of Delivery (as hereinafter defined) will have, good and marketable title to the Shares to be sold by such Selling Stockholder, free and clear of all liens, encumbrances, equities or claims, and the legal right and power, and all required authorization and approval, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

                (v) The Shares to be sold by such Selling Stockholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

               (vi) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

              (vii) Delivery of the certificates for the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass valid and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

             (viii) To the extent that any statements or omissions made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such preliminary prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                (x) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody pursuant to the Custody Agreement, duly executed and delivered by such Selling Stockholder to the Custodian, and such Selling Stockholder has duly executed and delivered a Power of Attorney.

     2.       Subject to the terms and conditions herein set forth:

              (a) On the basis of the representations, warranties and agreements herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell an aggregate of 1,837,500 Firm Shares to the several Underwriters, (ii) each Selling Stockholder agrees to sell to the several Underwriters the number of Firm Shares set forth opposite his, her, or its name on Schedule II hereto, and (iii) each of the Underwriters severally and not jointly, agrees to purchase from the Company and the Selling Stockholders the respective number of Firm Shares set forth that Underwriter's name in Schedule I hereto, at the purchase price of $______ for each Firm Share; and

              (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Optional Shares at the purchase price per share set forth in clause (a) of this Section 2. The number of Optional Shares to be purchased by each Underwriter shall be the same percentage (adjusted by DMG to eliminate fractions) of the total number of Optional Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from DMG to the Company, given within a period of 30 days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as DMG may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to DMG, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company and the Custodian, as their interests may appear, in next day funds or by wire transfer of next day funds to the account or accounts specified by the Company and the Custodian. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DMG, 31 West 52nd Street, 25th Floor, New York, New York 10019 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, on the third business day following the date of this Agreement (or the fourth business day if permitted by Rule 15c6-1(c) promulgated under the

Securities Exchange Act of 1934, as amended (the "Exchange Act") or such other time and date as DMG, the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, on the third business day following exercise of the option by the Underwriters (or the fourth business day if permitted under Rule 15c6-1(c) of the Exchange Act), or such other time and date as DMG and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

              (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Gray Cary Ware & Freidenrich, 4365 Executive Drive, Suite 1600, San Diego, CA 92121 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., local time, on the business day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4 only, "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.       The Company agrees with each of the Underwriters:

              (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus to which you reasonably object; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

              (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) Prior to 10:00 a.m., New York time, on the business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus at such locations and in such quantities as you may reasonably request, and, if the delivery of a Prospectus is required at any time prior to the expiration of twelve months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if in the opinion of your counsel it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time twelve months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
Section 10(a)(3) of the Securities Act;

              (d) To make generally available to its security holders as soon as practicable, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiary (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

              (f) During the period beginning from the date hereof and continuing to and including the date 180 days from the date of the Prospectus, not to grant its consent to release any stockholder of the Company from the restriction on sales of securities imposed on such stockholder by the Stock Option Agreements executed by the stockholder in connection with the acquisition of their Stock or options under the 1993 and 1995 Stock Option Plans.

              (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

              (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

              (i) To use its best efforts to maintain the listing of the Shares on the Nasdaq National Market;

              (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

              (k) Prior to the First Time of Delivery, the Company will not issue, directly or indirectly, without the prior written consent of DMG, which consent shall not be unreasonably withheld, any press release or other communication or hold any press conference with respect to the Company or its activities or this offering, other than press releases issued in the ordinary course of the Company's business with respect to the Company's operations; and

              (l) Except as stated in this Agreement and in the Prospectus, the Company will not take, directly or indirectly (except for any action taken by the Underwriters), any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     6. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing and delivering any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) all fees and expenses in connection with listing the Shares on the Nasdaq National Market; (v) the expenses incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) the cost of preparing and delivering stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder's pro rata share of the fees and expenses of the attorneys-in-fact and the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

              (b) Gray Cary Ware & Freidenrich, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such customary matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

              (c) Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Company has been duly incorporated and organized and is validly existing as a corporation in good standing under the laws of Delaware. The Subsidiary has been incorporated and organized and is validly existing under the laws of its jurisdiction of incorporation. The Company and the Subsidiary are in good standing as foreign corporations in all jurisdictions in which the nature of their business requires them to be qualified to do business as a foreign corporation, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company.

               (ii) The Company [and the Subsidiary] has all requisite corporate power and authority to own, lease and license their assets and properties and to conduct their business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to issue and sell the Shares being sold by it. To such counsel's knowledge, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiary.

              (iii) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or, to such counsel's knowledge, other similar right.

     The Shares, when issued and sold pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or, to such counsel's knowledge, other similar right. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of the Company or the Subsidiary or any security convertible into, exercisable for, or exchangeable for stock of the Company or the Subsidiary. The Common Stock and the Shares conform as to legal matters in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                (v) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares to be sold by it) will contravene any provision of applicable law or of the certificate of incorporation or bylaws of the Company, will conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require a consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiary, pursuant to the express terms of any indenture, mortgage, deed of trust, note or other agreement or instrument filed as an exhibit to the Registration Statement or otherwise known to such counsel and to which the Company or the Subsidiary is a party or by which it or any of its properties or businesses is bound, or to such counsel's knowledge, any franchise, license, permit, judgment, decree, order, statute, rule or regulation binding upon or applicable to the Company or the Subsidiary.

               (vi) No authorization, approval, consent, license, registration, qualification certificate, permit or order of any court or governmental agency or body is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except (a) as disclosed in the Registration Statement, (b) such as have been obtained, and (c) such as are required under state and foreign securities laws.

              (vii) To such counsel's knowledge, there is no litigation or governmental, regulatory or other proceeding or investigation before any court or before or by any public body or board pending or threatened against the Company or the Subsidiary which is required to be disclosed in the Registration Statement or the Prospectus and which is not so disclosed.

             (viii) The statements in the Prospectus under the captions "Management - Limitation of Liability and Indemnification Matters," "Management - Employment and Severance Arrangements," "Management - Employee Benefit Plans," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale," and (2) in the Registration Statement in Items 14 and 15, insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries as to legal matters in all material respects and accurately present the information called for by the Securities Act and the Rules with respect to such documents and matters. To such counsel's knowledge, all statutes, regulations, contracts and other documents required to be described in, or filed as exhibits to, the Registration Statement have been fairly described in the Registration Statement or filed with the Commission, as the case may be.

               (ix) The Registration Statement has become effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                (x) The Shares have been duly approved for listing on the Nasdaq National Market.

               (xi) To such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except as disclosed in the Registration Statement and the Prospectus.

              (xii) The Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data derived therefrom included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the Rules.

              Such counsel shall also include a statement to the effect that such counsel has acted as counsel for the Company in connection with the preparation of the Registration Statement and, based upon the foregoing, but without independent verification, no facts have come to the attention of such counsel which leads it to believe that (i) (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, (2) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              To the extent deemed appropriate by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of California and the federal laws of the United States. Copies of such certificates and other opinions shall be furnished upon request to the Representatives and counsel for Underwriters.

              (d) Wilson Sonsini Goodrich & Rosati, or the respective counsel for each of the Selling Stockholders, shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the First Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) In the case of any Selling Stockholder that is a corporation, such Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation;

               (ii) this Agreement has been duly authorized, executed and delivered by such Selling Stockholder;

              (iii) the execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene any provision of applicable law, or the articles of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation) or, to such counsel's knowledge, any agreement or other instrument binding upon such Selling Stockholder that is material to such Selling Stockholder or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement, or the Power of Attorney, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

               (iv) such Selling Stockholder has the legal right and power, and all authorization and approval required, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder; and, to such counsel's knowledge, the sale, transfer and delivery of the Shares to be sold by the Selling Stockholder is not subject to any right of first refusal or other contractual restriction;

                (v) a Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and each is a valid and binding agreement of such Selling Stockholder; and

               (vi) assuming the Underwriters purchase the Shares to be sold by such Selling Stockholder for value, in good faith and without any notice of any adverse claim within the meaning of Article VII of the UCC, delivery of the certificates for the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass good and valid title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

     With respect to the opinion to be rendered pursuant to paragraph (d), Wilson Sonsini Goodrich & Rosati may rely upon an opinion or opinions of counsel for any Selling Stockholders and, as to matters of fact, to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder and in other documents and instruments; provided, however, that (A) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (B) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel, and (C) Wilson Sonsini Goodrich & Rosati shall state in their opinion that they are relying on each such other opinion.

              (e) On the date of the Prospectus at a time prior to the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus. The first such letter delivered shall state that Ernst & Young LLP has performed the procedures set out in Statement of Accounting Standards No. 71 for a review of interim financial information with respect to each of the six month periods ended June 30, 1995 and June 30, 1996 and with respect to each quarter for which results are set forth under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations," stating that in the course of such review, nothing came to the attention of such firm that leads it to believe that any changes need to be made in the financial statements for such periods so that such financial statements would be in accordance with generally accepted accounting principles. A copy of Ernst & Young's report to the Company on such financial statements shall be appended to the first such letter for the use of the Underwriters.

              (f) There shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Prospectus.

              (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York or California State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus.

              (h) The Shares at such Time of Delivery shall have been duly listed on the Nasdaq National Market.

              (i) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the stockholders of the Company substantially to the effect set forth in Subsection 1(b)(xxiv) hereof in form and substance satisfactory to you.

              (j) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and
(f) of this Section and as to such other matters as you may reasonably request.

              (k)     The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.

     8.       (a)     The Company and Xerox, jointly and severally, will
indemnify and hold harmless each Underwriter, each of their respective officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Xerox shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through DMG expressly for use therein provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or any person controlling such Underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, Xerox shall not be required to make any payment required by the provisions of this paragraph unless the parties indemnified under this paragraph have demanded payment from the Company and the Company has refused to make such payment or failed to make such payment in full within 30 days from the date of such demand.

              (b) Each of the Selling Stockholders (other than Xerox) will indemnify and hold harmless each Underwriter, each of their respective officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder (other than Xerox) expressly for use therein; and will reimburse each of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder (other than Xerox) shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through DMG expressly for use therein; provided, further, that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Stockholder and the initial public offering price of the Shares as set forth in the Prospectus.

              (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder and each of their respective officers, directors, partners, employees, agents and counsel and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through DMG expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

              (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder (other than Xerox) shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such Selling Stockholder exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

              (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Securities Act.

     9.       (a)     If any Underwriter shall default in its obligation to
purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

              (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting

Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

     11. This Agreement may be terminated with respect to the Shares to be purchased on a Time of Delivery by DMG by notifying the Company at any time in the event of any one of the following:

              (a) In the sole discretion and judgment of DMG at or before any Time of Delivery; (i) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will make it inadvisable to proceed with the offering;
(ii) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the business, operations, earnings, prospects, properties or financial condition of the Company and the Subsidiary, taken as a whole, whether or not arising in the ordinary course of business, including, but not limited to, the commencement of any litigation or other legal action involving the Company; (iii) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets;
(iv) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (v) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives inadvisable or impracticable to market the Shares; (vi) if trading in the Shares has been suspended by the Commission or trading generally on any of the New York Stock Exchange, Inc., the American Stock Exchange, Inc., or the Nasdaq National Market System has been suspended or limited, or minimum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (vii) if a banking moratorium has been declared by any state or federal authority, or

              (b) At or before any Time of Delivery, that any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement.

     If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the

Company, except that (i) if this Agreement is terminated by DMG or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all actual out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by DMG on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder (other than Xerox), you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the attorneys-in-fact for such Selling Stockholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Deutsche Morgan Grenfell, 31 West 52nd Street, 25th Floor, New York, New York 10019,
Attention: Corporate Finance Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,
                                   DOCUMENT SCIENCES CORPORATION


                                   By:
                                      ----------------------------------------
                                         Name:
                                              Title:



                                   XEROX CORPORATION


                                   By:
                                      ----------------------------------------
                                         Name:
                                              Title:



                                   SELLING STOCKHOLDERS (OTHER THAN XEROX)


Accepted as of the date hereof     By:
                                      ----------------------------------------
at ___________, California.                   Attorney-in-Fact


Deutsche Morgan Grenfell/C. J. Lawrence Inc.
SoundView Financial Group, Inc.


By:
   ----------------------------------------

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                      Number of Firm
                                                                       Shares to be
                           Underwriter                                   Purchased
                           -----------                                --------------
Deutsche Morgan Grenfell/C. J. Lawrence Inc.
SoundView Financial Group, Inc.





                                                                      --------------
        Total                                                              2,300,000

                                  SCHEDULE II


                                                                         NUMBER OF
                                                                        FIRM SHARES
                                                                        TO BE SOLD
                                                                        -----------
The Selling Stockholder(s): . . . . . . . . . . . . . . . . . . .





                                                                          -------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         462,500